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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2005

                                      WYETH
             (Exact name of registrant as specified in its charter)


      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code:  973-660-5000



                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 7.01 Regulation FD Disclosure.

On January 18, 2005, the Company confirmed that it has been engaged in discussions with plaintiffs' attorneys representing a number of individuals who have opted out of the National Diet Drug Settlement on a proposed process for settling downstream opt-out cases. To facilitate this proposed settlement process, the Company and these attorneys have jointly filed a motion with the U.S. District Court for the Eastern District of Pennsylvania seeking a stay in proceedings in certain pending diet drug cases.

The proposed settlement process provides a methodology for valuing different categories of claims, and also provides a structure for individualized negotiations between Wyeth and attorneys representing diet drug claimants. Under the proposed process, the attorneys who have been in discussions with Wyeth will seek to obtain commitments to participate in the proposed settlement process from other attorneys representing opt-out claimants. Attorneys who commit to participate in the proposed settlement process would agree to recommend participation to all of their clients with diet drug-related claims. Wyeth generally would not be obligated to settle with claimants represented by a particular attorney unless substantially all other diet drug claims brought by that attorney would be resolved as part of such settlement. Wyeth's willingness to proceed with the proposed settlement process will depend upon, among other things, the overall level of participation of plaintiffs' attorneys and opt-out claimants in the proposed process.

The proposed settlement process provides a general framework for future settlement discussions, but leaves many complex issues to be resolved. Implementation of the proposed settlement process and ultimate settlement of claims will depend on a number of risks and uncertainties, many of which are outside the Company's control. Among other factors, the Company cannot control or predict whether and to what extent attorneys representing diet drug claimants will commit to participate in the proposed settlement process, nor whether and to what extent claimants represented by participating attorneys will agree to settle their claims in the manner contemplated.

The Company's press release relating to the foregoing is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The joint motion, which outlines the proposed settlement process, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

 Item 9.01. Financial Statements and Exhibits

 (c)  Exhibits.

99.1 Wyeth Press Release Confirming Discussions on Resolution of Downstream Opt-Out Claims.

99.2 Joint Motion of Wyeth and Claims Facilitating Committee Pursuant to New Settlement Process to Approve Proposed Stay Procedure in Diet Drug Cases, together with supporting documentation, all as filed with the U.S. District Court for the Eastern District of Pennsylvania on January 18, 2005.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 19, 2005           WYETH

                                 By:      /s/ Lawrence V. Stein
                                 ---------------------------------------------
                                 Name:    Lawrence V. Stein
                                 Title:   Senior Vice President
                                          and General Counsel




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                                  Exhibit Index


Exhibit No. Description


99.1 Wyeth Press Release Confirming Discussions on Resolution of Downstream Opt-Out Claims.

99.2 Joint Motion of Wyeth and Claims Facilitating Committee Pursuant to New Settlement Process to Approve Proposed Stay Procedure in Diet Drug Cases, together with supporting documentation, all as filed with the U.S. District Court for the Eastern District of Pennsylvania on January 18, 2005.